Long-term debt - Summary (Details) - ZAR (R) R in Millions	Jun. 30, 2024	Jun. 30, 2023		Jun. 30, 2022
Long-term debt.
Total long-term debt	R 117,031	R 124,068		R 104,834
Short-term portion	(1,118)	(41,749)
Long-term debt	R 115,913	R 82,319	[1]

[1]	The Group has revised long-term debt and short-term debt by R11 985 million as well as long-term financial liabilities and short-term financial liabilities by R1 302 million for 2023, refer note 1.1.